Rule 497(e)
Registration Nos. 333-171933 and 811-22523

Destra Investment Trust II

Destra Focused Equity Fund
(the “Fund”)

Supplement to the Statement of Additional Information dated January 30, 2015, as supplemented on February 20, 2015

Dated November 12, 2015

On October 15, 2015, the shareholders of the Fund met to consider the approval of a new sub-advisory agreement following a change of control within the Fund’s sub-advisor, WestEnd Advisors LLC.  The resolution to approve the new sub-advisory agreement received the requisite number of shareholder votes and was adopted effective October 15, 2015.

Please Keep this Supplement with Your Fund’s Statement of Additional Information for Future Reference